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                                                                    EXHIBIT 10.1


                    AMENDMENT No 3 TO REINSURANCE AGREEMENT
                                    BETWEEN
                     AEGON USA COMPANIES AND UICI COMPANIES

                          EFFECTIVE DATE APRIL 1, 1996


         Reference is hereby made to that certain Reinsurance Agreement (effective January 1, 1995) (the "UGA Reinsurance Agreement"), among National Manager's Life Insurance Company, United Group Reinsurance Inc., U.S. Managers Life Insurance Company, Financial Services Reinsurance Company, and MEGA Life and Health Insurance Company (hereinafter collectively referred to as "UICI Companies") and PFL Life Insurance Company, Life Investors Insurance Company of America, Bankers United Life Assurance Company, and Monumental Life Insurance Company (hereinafter referred to as "AEGON Companies").

         WHEREAS, the AEGON Companies entered into that certain Asset Purchase Agreement dated as of April 1, 1996 with United Insurance Company, Inc. ("UICI") (the "Purchase Agreement") whereby UICI purchased certain insurance operations owned by the AEGON Companies and located at the Insurance Center, North Richland Hills, Texas (the "Insurance Center"), the business of which was primarily produced by United Group Association ("UGA"), an independent insurance agency and such business was reinsured by the UICI Companies pursuant to the UGA Reinsurance Agreement and administered by employees of the AEGON Companies at the Insurance Center (the "UGA Business");

         WHEREAS, pursuant to the Purchase Agreement, Mega Life and Health Insurance Company ("Mega") and the AEGON Companies have entered into the Mega Service Agreement pursuant to which Mega is authorized to service the UGA Business until such time as the AEGON Companies' liabilities and obligations with respect to the UGA Business have expired, been satisfied or been transferred;

         WHEREAS, pursuant to the Purchase Agreement, the UICI Companies and the AEGON Companies have agreed to certain modifications of this UGA Reinsurance Agreement;

         NOW THEREFORE, for good and valuable consideration and the mutual promises herein, the parties agree as follows:

         1. The last paragraph of Paragraph 1 of the UGA Reinsurance Agreement is modified to read as follows:

                 "1.      Where applicable in states which have limits on
         reinsurance ceded rates for what they term as "Small Group Health Insurance" the applicable Reinsurance Ceded Percentage as defined in "Exhibit A" shall not exceed the maximum ceded rate in applicable states for health insurance policies referred to as "Small Employer Health Insurance." AEGON Companies will increase the ceded percentage rate on other health insurance policies and certificates included in the reinsurance pool "Exhibit A" to achieve an overall Reinsurance Ceded Percentage defined in "Exhibit A". In the event state laws or regulations are amended to render impossible the reinsurance arrangements contemplated herein, the parties shall enter into a financially equivalent settlement to the extent legally permissible."
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         2.      Paragraph 3 of the UGA Reinsurance Agreement is hereby
modified to read as follows:

                 "3.      "Exhibit B" Annual Settlements.  As referenced above
         in Section 1. and "Exhibit A", the Reinsurance Percentage increases in each calendar year from 1995 through 1997. During the first quarter of each accounting period subsequent to a Reinsurance Percentage change, the settlement sheet shown as "Exhibit B" will be completed by each AEGON Company. In completing the settlement sheet, "Net Assets Transferred" means with respect to each AEGON Company, the amount of additional assets to be transferred from the AEGON Company to the UICI Companies to reflect this increase in the Reinsurance Ceded Percentage. Each AEGON Company will transfer assets equal to the "Net Assets Transferred" multiplied by the "Quota Share Percentage" defined in "Exhibit C" to each UICI Company."

         3. The first sentence of Paragraph 4 of the UGA Reinsurance Agreement is hereby modified to read as follows:

                 "4.      Reinsurance Cash Flow Payable.  The UICI Companies on
         a monthly basis will prepare a worksheet showing the monthly cash activity within each AEGON Company bank account in regard to the Reinsurance Pool."

         4. Paragraph 6 of the UGA Reinsurance Agreement dated January 1, 1995, is hereby modified to read as follows:

                 "6.      Claims.  Pursuant to the Mega Service Agreement, the
         AEGON Companies have delegated to Mega certain authorization to adjust, settle and pay claims on Policies reinsured hereunder. Each AEGON Company will accept the decision of Mega on payment of a claim under policies reinsured hereunder.

The balance of paragraph 6 is deleted in its entirety.

         4. Paragraph 7 of the UGA Reinsurance Agreement shall be modified to read as follows:

                 "7.      Inspection.  UICI Companies' Designated
         Representative or the AEGON Companies' Designated Representative shall have the right at any time to inspect all records concerning any policy reinsured hereunder or concerning any claim made against a policy reinsured hereunder. Upon request made by the UICI Companies' Designated Representative or the AEGON Companies' Designated Representative, the Insurance Center employees shall make all such records available to the requesting party during normal business hours at the administrative offices in North Richland Hills, Texas. Upon request made by UICI Companies' Designated Representative or the AEGON Companies' Designated Representative, the Insurance Center employees shall deliver to the appropriate Designated Representative, copies of all papers connected with claims made on any policy reinsured hereunder."

         5. The first paragraph of Paragraph 9 of the UGA Reinsurance Agreement is hereby modified to read as follows:




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                 "9.      Term and Cancellation.  This Agreement shall continue
in effect until all of the AEGON Companies' liabilities and obligations relating to the Policies reinsured hereunder have expired, been satisfied or been assumed through novation by UICI."

         6. Paragraph 13 of the UGA Reinsurance Agreement is hereby modified to read as follows:

                 "13.     Administration.  The inforce hereunder shall be
         administered by Mega Life and Health Insurance Company ("Mega") pursuant to a service agreement dated April 1, 1996 among the parties hereto (the "Mega Service Agreement") Administration shall include all functions necessary to service and administer all insurance policies, including but not limited to premium billing and the payment of policy benefits. The services to be provided hereunder shall more fully be set forth in the Mega Service Agreement entered into on April 1, 1996 between the parties hereto. Such Mega Service Agreement sets forth the basis of the administration fees to be paid by the AEGON Companies to Mega for its services hereunder."

         7. Exhibit A of the UGA Reinsurance Agreement is hereby modified to add that business commonly referred to by the parties as Division 10 and 12 business and is further modified to include Divisions 7,8,9 and 14 (the "Unreinsured Business) as of January 1, 2001. Exhibit A is further modified to reflect the following Reinsurance Ceded Percentage:

  Calendar Year              PFL or Affiliates Share     UICI Companies Share
  --------------             -----------------------     --------------------
01/01/96 to 12/31/96                  42.5%                     57.5%
01/01/97 to 12/31/97                  40.0%                     60.0%
01/01/98 to 12/31/98                  40.0%                     60.0%
01/01/99 to 12/31/99                  40.0%                     60.0%
01/01/00 to 12/31/00                  40.0%                     60.0%
01/01/01 and thereafter                0.0%                    100.0%

         Mega agrees to automatically become the 100% reinsurer of the policies reinsured under this Agreement if the policies reinsured hereunder are not replaced or novated by policies issued by duly licensed UICI insurance subsidiaries by January 1, 2001.

         8. Exhibit D, dated July 1, 1995, of the UGA Reinsurance Agreement is hereby modified to read as set forth in Schedule 1 of the Mega Service Agreement.

         All terms and conditions of the UGA Reinsurance Agreement not otherwise amended herein shall remain in full force and effect.





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         IN WITNESS HEREOF, the parties have caused this amendment to the UGA
Reinsurance Agreement to be executed by their respective officers this 1st day of April, 1996.

         AEGON COMPANIES                UICI COMPANIES

PFL Life Insurance Company              National Managers Life
                                        Insurance Company

/s/ Rex B. Eno                          /s/ Richard J. Estell
- -----------------------------------     -----------------------------------
Executive Vice President                President
- -----------------------------------     -----------------------------------



Life Investors Insurance                United Group Reinsurance Inc.
Company of America

/s/ Rex B. Eno                           /s/ Robert B. Vlach
- -----------------------------------     -----------------------------------
Executive Vice President                Secretary
- -----------------------------------     -----------------------------------



Bankers United Life Assurance Company   U.S. Managers Life Insurance Company

/s/ Rex B. Eno                           /s/ Richard J. Estell
- -----------------------------------     -----------------------------------
Executive Vice President                Director
- -----------------------------------     -----------------------------------



Monumental Life Insurance Company       Financial Services Reinsurance Company

/s/ Rex B. Eno                           /s/ Richard J. Estell
- -----------------------------------     -----------------------------------
Executive Vice President                Director
- -----------------------------------     -----------------------------------



                                        MEGA Life Insurance Company

                                        /s/ Richard J. Estell
                                        -----------------------------------
                                        President
                                        -----------------------------------




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